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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MARCH 20, 2006


                                 ORBIT/FR, INC.
                 (Exact Name of Issuer as Specified in Charter)

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
         DELAWARE                             0-22583                         23-2874370
(State or Other Jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification
 Incorporation or Organization)                                                Number)
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   506 PRUDENTIAL ROAD, HORSHAM, PENNSYLVANIA                    19044
    (Address of Principal Executive Offices)                  (Zip Code)


                                 (215) 674-5100
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report on Form 8-K is furnished under Item 2.02 -- "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed to be "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On March 20, 2006, we issued a press release announcing our financial results for the fourth quarter of 2005. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                         DESCRIPTION
-----------     -----------------------------------------------------
   99.1         Press Release of Orbit/FR, Inc. issued March 20, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ORBIT/FR, INC.

Date: March 22, 2006

                                              By:   /s/  Israel Adan
                                                 -------------------------------
                                                 Name:  Israel Adan
                                                 Title: President and Chief
                                                          Executive Officer
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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------   -----------------------------------------------------
  99.1        Press Release of Orbit/FR, Inc. issued March 20, 2006